Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Charles Constanti, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of CareDx, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 25, 2016

/S/ CHARLES CONSTANTI
Chief Financial Officer
(Principal Accounting and Financial Officer)

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